                                                                       Exhibit 1



                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Amendment No. 12 to the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Stock, par value $0.001 per share, and iStar Financial Inc. is being, and any and all further amendments to the Schedule 13D may be, filed on behalf of each of the undersigned.

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of November 5, 2001.            B HOLDINGS, L.L.C.

                                         By:     Starwood Capital Group, L.L.C.
                                         Its:    Member

                                         By:     /s/ Jerome C. Silvey
                                                 -------------------------------
                                         Name:   Jerome C. Silvey
                                         Its:    Senior Vice President and Chief
                                                 Financial Officer


                                         STARWOOD OPPORTUNITY FUND II, L.P.
                                         By:     Starwood Capital Group I, L.P.
                                         Its:    General Partner
                                         By:     BSS Capital Partners, L.P.
                                         Its:    General Partner
                                         By:     Sternlicht Holdings II, Inc.
                                         Its:    General Partner

                                         By:     /s/ Jerome C. Silvey
                                                 -------------------------------
                                         Name:   Jerome C. Silvey
                                         Its:    Senior Vice President and Chief
                                                 Financial Officer


                                         STARWOOD MEZZANINE INVESTORS, L.P.

                                         By:     Starwood Capital Group I, L.P.
                                         Its:    General Partner
                                         By:     BSS Capital Partners, L.P.
                                         Its:    General Partner
                                         By:     Sternlicht Holdings II, Inc.
                                         Its:    General Partner

                                         By:     /s/ Jerome C. Silvey
                                                 -------------------------------
                                         Name:   Jerome C. Silvey
                                         Its:    Senior Vice President and Chief
                                                 Financial Officer





                                                             PAGE 30 OF 33 PAGES

                                      STARWOOD MEZZANINE HOLDINGS, L.P.
                                      By:     Starwood Capital Group I, L.P.
                                      Its:    General Partner
                                      By:     BSS Capital Partners, L.P.
                                      Its:    General Partner
                                      By:     Sternlicht Holdings II, Inc.
                                      Its:    General Partner

                                      By:     /s/ Jerome C. Silvey
                                              -------------------------------
                                      Name:   Jerome C. Silvey
                                      Its:    Senior Vice President and Chief
                                              Financial Officer


                                      STARWOOD CAPITAL GROUP I, L.P.

                                      By:     BSS Capital Partners, L.P.
                                      Its:    General Partner
                                      By:     Sternlicht Holdings II, Inc.
                                      Its:    General Partner

                                      By:     /s/ Jerome C. Silvey
                                              -------------------------------
                                      Name:   Jerome C. Silvey
                                      Its:    Senior Vice President and Chief
                                              Financial Officer


                                      BSS CAPITAL PARTNERS, L.P.

                                      By:     Sternlicht Holdings II, Inc.
                                      Its:    General Partner

                                      By:     /s/ Jerome C. Silvey
                                              ----------------------------------
                                      Name:   Jerome C. Silvey
                                      Its:    Senior Vice President and Chief
                                              Financial Officer


                                      STERNLICHT HOLDINGS II, Inc.

                                      By:     /s/ Jerome C. Silvey
                                              ----------------------------------
                                      Name:   Jerome C. Silvey
                                      Its:    Senior Vice President and Chief
                                              Financial Officer


                                      SOFI-IV SMT HOLDINGS, L.L.C.

                                      By:     Starwood Opportunity Fund IV, L.P.
                                      Its:    Sole Member and Manager
                                      By:     SOFI IV Management, L.L.C.
                                      Its:    General Partner



                                                             PAGE 31 OF 33 PAGES

                                      By:     Starwood Capital Group, L.L.C.
                                      Its:    General Manager

                                      By:     /s/ Jerome C. Silvey
                                              ----------------------------------
                                      Name:   Jerome C. Silvey
                                      Its:    Senior Vice President and Chief
                                              Financial Officer






                                                             PAGE 32 OF 33 PAGES

                                          STARWOOD OPPORTUNITY FUND IV, L.P.

                                          By:   SOFI IV Management, L.L.C.
                                          Its:  General Partner
                                          By:   Starwood Capital Group, L.L.C.
                                          Its:  General Manager

                                          By:   /s/ Jerome C. Silvey
                                                --------------------------------
                                          Name: Jerome C. Silvey
                                          Its:  Senior Vice President and Chief
                                          Financial Officer


                                          SOFI IV MANAGEMENT, L.L.C.

                                          By:   Starwood Capital Group, L.L.C.
                                          Its:  General Manager

                                          By:   /s/ Jerome C. Silvey
                                                --------------------------------
                                          Name: Jerome C. Silvey
                                          Its:  Senior Vice President and Chief
                                          Financial Officer


                                          STARWOOD CAPITAL GROUP, L.L.C.

                                          By:   /s/ Jerome C. Silvey
                                                --------------------------------
                                          Name: Jerome C. Silvey
                                          Its:  Senior Vice President and Chief
                                          Financial Officer


                                          By:   /s/ Barry S. Sternlicht
                                                --------------------------------
                                          Name: Barry S. Sternlicht



                                                             PAGE 33 OF 33 PAGES